                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

/x/  Filed by the Registrant
/ /  Filed by a Party other than the Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ /  Confidential, for use of the Commission only (as permitted by Rule
     14a-6(e)(2)

     CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP ("CRITEF") CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP ("CRITEF III")
              (Names of Registrants As Specified in Their Charters)

   ___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/x/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
        Beneficial Assignee Certificates ("BACs"), CRITEF, Series I & II Beneficial Assignee Certificates ("BACs"), CRITEF III

2)   Aggregate number of securities to which transaction applies:
        2,280,000 BACs in CRITEF, Series I
        3,238,760 BACs in CRITEF, Series II
        5,258,268 BACs in CRITEF III

3)   Per unit price or other underlying value of transaction computed pursuant
     to Exchange Act Rule 0-11:   $15.60 per BAC in CRITEF, Series I
                                  $15.29 per BAC in CRITEF, Series II
                                  $15.92 per BAC in CRITEF III

4)   Proposed maximum aggregate value of transaction:  $168,800,257

5)   Total fee paid:  $33,760

/ /  Fee paid previously with preliminary materials.

/x/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount previously paid:  $32,461

     2)  Form, Schedule or Registration Statement No.:  Schedule 14A

     3)  Filing parties:  CRITEF and CRITEF III

     4)  Date filed:  March 18, 1996; August 26, 1996

     CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I
                              C/O THE CRI BUILDING
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852
                                                                November 8, 1996
Dear BAC Holder:

     As previously announced, Capital Apartment Properties, Inc. ('CAPREIT') has INCREASED BY $0.60 PER BAC THE CONSIDERATION payable to holders ('BAC Holders') of Beneficial Assignee Certificates ('BACs') in Series I issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ('Fund I-II') in the proposed merger (the 'Merger') of an affiliate of CAPREIT into Fund I-II.

     You are cordially invited to attend the special meeting of the BAC Holders of Fund I-II, which is scheduled to be held on November 27, 1996 at 1:00 p.m., local time, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 (the 'Special Meeting') to vote upon the Merger and certain related transactions.

     As a result of the Merger, all of the Series I BACs (other than BACs held by CAPREIT or its affiliates or Fund I-II, if any) WILL NOW BE REDEEMED FOR THE IMPROVED PRICE OF $15.42 PER BAC, net to the holder in cash, without interest, subject to increase based upon Available Cash (as defined) at closing.

     Dominium Tax Exempt Fund L.L.P., which played an instrumental role in securing the increased merger prices, now firmly endorses and supports the Merger and has publicly announced its belief that the Merger, as improved, maximizes value for BAC Holders. Please note that the improved Redemption Price is at the higher end of the range of values for Fund I-II, Series I developed by the independent investment banking firm that provided the fairness opinion for the Merger.

     YOUR GENERAL PARTNER BELIEVES THAT THE PROPOSED TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF BAC HOLDERS AND THAT THE CONSIDERATION PAYABLE TO THE BAC HOLDERS IN THE MERGER IS FAIR TO SUCH BAC HOLDERS.

     YOUR GENERAL PARTNER RECOMMENDS THAT BAC HOLDERS VOTE 'FOR' APPROVAL OF EACH OF THE TRANSACTION PROPOSALS.

     If you previously returned a WHITE Proxy Card to Fund I-II or its proxy agent, MacKenzie Partners, or a BLUE Proxy Card to Dominium or its proxy agent, Georgeson & Co., voting 'FOR' each of the proposals set forth thereon, and such Proxy Card was the last Proxy Card submitted by you, such Proxy Card will be deemed to constitute your vote of all BACs held by you as of the Record Date 'FOR' each of the proposals, as amended as described in the accompanying Proxy Supplement, although you may reaffirm your vote by completing, signing, dating and returning the enclosed GOLD Proxy Card. If you previously voted on a WHITE Proxy Card or a BLUE (Dominium) Proxy Card, whether 'FOR' or 'AGAINST,' or to 'ABSTAIN' from a vote on, any or all of the proposals and now wish to change your vote, you must vote again by completing, signing, dating and returning the enclosed GOLD Proxy Card. If you last voted 'AGAINST' the proposals or to 'ABSTAIN' on a WHITE Proxy Card or a BLUE (Dominium) Proxy Card and do not now wish to change your vote to a vote 'FOR' any of the proposals, no further action need be taken by you.

     IF YOU ARE UNSURE HOW YOU LAST VOTED BACS HELD BY YOU, YOU ARE URGED TO VOTE AGAIN BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD.

     Please return your Proxy Card in the envelope provided or by faxing your Proxy Card to MacKenzie Partners, Inc. at (212) 929-0308.

--------------------------------------------------------------------------------

     BAC Holders are urged to review carefully the accompanying Supplement, which describes, among other things, the improved Merger terms, the terms of the Dominium settlement and CAPREIT's agreement to pay Dominium $3 million in connection therewith, and additional voting procedures for BAC Holders, in conjunction with the Joint Proxy Statement of the Funds, dated September 20, 1996, a copy of which is included for BAC Holders to whom the Proxy Statement was not previously mailed. Additional copies of the Joint Proxy Statement may be obtained by writing to Fund I-II at the above address or by contacting MacKenzie Partners, Inc. at 1-800-322-2885.

     All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, if you have not already voted 'FOR' the Transaction Proposals, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE OR FAX YOUR PROXY TO MACKENZIE PARTNERS, INC., AT (212) 929-0308, TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your proxy.

     WE URGE YOU TO VOTE 'FOR' THE IMPROVED CAPREIT OFFER. THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.

                                      Very truly yours,

                                      CRITEF ASSOCIATES LIMITED PARTNERSHIP,
                                        General Partner

                                           By: C.R.I., Inc., its general partner

                                                  /s/ William B. Dockser

                                                    William B. Dockser
                                           Chairman of the Board of C.R.I., Inc.

                                                           and

                                                /s/ H. William Willoughby

                                                  H. William Willoughby
                                                President of C.R.I., Inc.

    CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES II
                              C/O THE CRI BUILDING
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852
                                                                November 8, 1996
Dear BAC Holder:

     As previously announced, Capital Apartment Properties, Inc. ('CAPREIT') has INCREASED BY $0.61 PER BAC THE CONSIDERATION payable to holders ('BAC Holders') of Beneficial Assignee Certificates ('BACs') in Series II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ('Fund I-II') in the proposed merger (the 'Merger') of an affiliate of CAPREIT into Fund I-II.

     You are cordially invited to attend the special meeting of the BAC Holders of Fund I-II, which is now scheduled to be held November 27, 1996 at 1:00 p.m., local time at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 (the 'Special Meeting') to vote upon the Merger and certain related transactions.

     As a result of the Merger, all of the Series II BACs (other than BACs held by CAPREIT or its affiliates or Fund I-II, if any) WILL NOW BE REDEEMED FOR THE IMPROVED MERGER PRICE $15.11 PER BAC, net to the holder in cash, without interest, subject to increase based upon Available Cash (as defined) at closing.

     Dominium Tax Exempt Fund L.L.P. which played an instrumental role in securing the increased merger price, now firmly endorses and supports the Merger and the related transactions and has publicly announced its belief that the Merger, as improved, maximizes value for BAC Holders. Please note that the improved Redemption Price is at the higher end of the range of values for Fund I-II, Series II developed by the independent investment banking firm that provided the fairness opinion for the Merger.

     YOUR GENERAL PARTNER BELIEVES THAT THE PROPOSED TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF BAC HOLDERS AND THAT THE CONSIDERATION PAYABLE TO THE BAC HOLDERS IN THE MERGER IS FAIR TO SUCH BAC HOLDERS.

     YOUR GENERAL PARTNER RECOMMENDS THAT BAC HOLDERS VOTE 'FOR' APPROVAL OF EACH OF THE TRANSACTION PROPOSALS.

     If you previously returned a WHITE Proxy Card to Fund I-II or its proxy agent, MacKenzie Partners, or a BLUE Proxy Card to Dominium or its proxy agent, Georgeson & Co., voting 'FOR' each of the proposals set forth thereon, and such Proxy Card was the last Proxy Card submitted by you, such Proxy Card will be deemed to constitute your vote of all BACs held by you as of the Record Date 'FOR' each of the proposals, as amended as described in the accompanying Proxy Statement Supplement, although you may reaffirm your vote by completing, signing, dating and returning the enclosed GOLD Proxy Card. If you previously voted on a WHITE Proxy Card or a BLUE (Dominium) Proxy Card, whether 'FOR' or 'AGAINST', or to 'ABSTAIN' from a vote on, any or all of the proposals and now wish to change your vote, you need to vote again by completing, signing, dating and returning the enclosed GOLD Proxy Card. If you last voted 'AGAINST' the proposals or to 'ABSTAIN' on a WHITE Proxy Card or a BLUE (Dominium) Proxy Card and do not now wish to change your vote to a vote 'FOR' any of the proposals, no further action need be taken by you.

     IF YOU ARE UNSURE HOW YOU LAST VOTED BACS HELD BY YOU, YOU ARE URGED TO VOTE AGAIN BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD.

     Please return your Proxy Card in the envelope provided or by faxing your Proxy Card to MacKenzie Partners, Inc. at (212) 929-0308.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     BAC Holders are urged to review carefully the accompanying Supplement, which describes, among other things, the improved Merger terms, the terms of the Dominium settlement and CAPREIT's agreement to pay Dominium $3 million in connection therewith, and additional voting procedures for BAC Holders, in conjunction with the Joint Proxy Statement of the Funds, dated September 20, 1996, a copy of which is included for BAC Holders to whom the Proxy Statement was not previously mailed. Additional copies of the Joint Proxy Statement may be obtained by writing to Fund I-II at the above address or by contacting MacKenzie Partners, Inc. at 1-800-322-2885.

     All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, if you have not already voted 'FOR' the Transaction Proposal, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE OR FAX YOUR PROXY TO MACKENZIE PARTNERS, INC., AT (212) 929-0308, TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your proxy.

     WE URGE YOU TO VOTE 'FOR' THE IMPROVED CAPREIT OFFER. THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.

                                      Very truly yours,

                                      CRITEF ASSOCIATES LIMITED PARTNERSHIP,
                                        General Partner

                                           By: C.R.I., Inc., its general partner

                                                  /s/ William B. Dockser

                                                     William B. Dockser
                                           Chairman of the Board of C.R.I., Inc.

                                                          and

                                                /s/ H. William Willoughby

                                                  H. William Willoughby
                                                President of C.R.I., Inc.

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP
                              C/O THE CRI BUILDING
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852
                                                                November 8, 1996
Dear BAC Holder:

     As previously announced, Capital Apartment Properties, Inc. ('CAPREIT') has INCREASED BY $0.60 PER BAC THE CONSIDERATION payable to holders ('BAC Holders') of Beneficial Assignee Certificates ('BACs') issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership ('Fund III') in the proposed merger (the 'Merger') of an affiliate of CAPREIT into Fund III.

     You are cordially invited to attend the special meeting of the BAC Holders of Fund III, which is scheduled to be held November 27, 1996 at 2:00 p.m., local time at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 (the 'Special Meeting') to vote upon the Merger and certain related transactions.

     As a result of the Merger, all of the BACs (other than BACs held by CAPREIT or its affiliates or Fund III, if any) WILL NOW BE REDEEMED FOR THE IMPROVED PRICE OF $15.73 PER BAC, net to the holder in cash, without interest, subject to increase based upon Available Cash (as defined) at closing.

     Dominium Tax Exempt Fund L.L.P., which played an instrumental role in securing the increased merger prices, now firmly endorses and supports the Merger and has publicly announced its belief that the Merger, as improved, maximizes value for BAC Holders. Please note that the improved Redemption Price is at the higher end of the range of values for Fund III developed by the independent investment banking firm that provided the fairness opinion for the Merger.

     YOUR GENERAL PARTNER BELIEVES THAT THE PROPOSED TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF BAC HOLDERS AND THAT THE CONSIDERATION PAYABLE TO THE BAC HOLDERS IN THE MERGER IS FAIR TO SUCH BAC HOLDERS.

     YOUR GENERAL PARTNER RECOMMENDS THAT BAC HOLDERS VOTE 'FOR' APPROVAL OF EACH OF THE TRANSACTION PROPOSALS.

     If you previously returned a WHITE Proxy Card to Fund III or its proxy agent MacKenzie Partners, or a BLUE Proxy Card to Dominium or its proxy agent, Georgeson & Co., voting 'FOR' each of the proposals set forth thereon, and such Proxy Card was the last Proxy Card submitted by you, such Proxy Card will be deemed to constitute your vote of all BACs held by you as of the Record Date 'FOR' each of the proposals, as amended as described in the accompanying Proxy Statement Supplement, although you may reaffirm your vote by completing, signing, dating and returning the enclosed GOLD Proxy Card. If you previously voted on a WHITE Proxy Card or a BLUE (Dominium) Proxy Card, whether 'FOR' or 'AGAINST', or to 'ABSTAIN' from a vote on, any or all of the proposals and now wish to change your vote, you need to vote again by completing, signing, dating and returning the enclosed GOLD Proxy Card. If you last voted 'AGAINST' the proposals or to 'ABSTAIN' on a WHITE Proxy Card or a BLUE (Dominium) Proxy Card and do not now wish to change your vote to a vote 'FOR' any of the proposals, no further action need be taken by you.

     IF YOU ARE UNSURE HOW YOU LAST VOTED BACS HELD BY YOU, YOU ARE URGED TO VOTE AGAIN BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD.

     Please return your Proxy Card in the envelope provided or by faxing your Proxy Card to MacKenzie Partners, Inc. at (212) 929-0308.

     BAC Holders are urged to review carefully the accompanying Supplement, which describes, among other things, the improved Merger terms, the terms of the Dominium settlement and CAPREIT's agreement to pay Dominium $3 million in connection therewith, and additional voting procedures for BAC Holders, in conjunction with the Joint Proxy Statement of the Funds, dated September 20, 1996, a copy of which is included for BAC Holders to whom the Proxy Statement was not previously mailed. Additional copies of the Joint Proxy Statement may be obtained by writing to Fund III at the above address or by contacting MacKenzie Partners, Inc. at 1-800-322-2885.

     All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, if you have not already voted 'FOR' the Transaction Proposal, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND MAIL IT AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED, ADDRESSED RETURN ENVELOPE OR FAX YOUR PROXY TO MACKENZIE PARTNERS, INC., AT (212) 929-0308, TO ENSURE THAT YOUR BACS ARE VOTED AT THE SPECIAL MEETING. You may vote in person if you wish to do so even though you have previously sent in your proxy.

     WE URGE YOU TO VOTE 'FOR' THE IMPROVED CAPREIT OFFER. THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.

                                     Very truly yours,

                                     CRITEF III ASSOCIATES LIMITED PARTNERSHIP,
                                       General Partner

                                          By: C.R.I., Inc., its general partner

                                                 /s/ William B. Dockser

                                                   William B. Dockser
                                          Chairman of the Board of C.R.I., Inc.

                                                           and

                                                /s/ H. William Willoughby

                                                  H. William Willoughby
                                                President of C.R.I., Inc.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                            ------------------------

                       AMENDED NOTICE OF SPECIAL MEETINGS
                        TO BE HELD ON NOVEMBER 27, 1996

     NOTICE IS HEREBY GIVEN that the special meetings of the holders (the 'BAC Holders') of Beneficial Assignee Certificates ('BACs') in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ('Fund I-II'), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ('Fund III,' and together with Fund I-II, the 'Funds'), originally scheduled to be held on October 29, 1996, have been rescheduled and will be held on November 27, 1996 at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 at 1:00 p.m. and 2:00 p.m., local time, respectively.

     The purpose of the special meetings is to consider and vote upon:

          1. A proposal (the 'Merger Proposal') to approve and adopt (a) with respect to Fund I-II, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996, as amended by Amendment No. 1 thereto dated November 7, 1996 (as amended, the 'Fund I-II Merger Agreement'), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ('Fund I-II GP'), Watermark Partners, L.P. ('Merger Partnership'), a Delaware limited partnership affiliated with Capital Apartment Properties, Inc., a Maryland corporation ('CAPREIT'), and others, which provides for the Merger (the 'Fund I-II Merger') of Merger Partnership into Fund I-II pursuant to which, among other things, each BAC (other than BACs held by CAPREIT or its affiliates or Fund I-II, if any) will be redeemed for cash in the amount of $15.42 per BAC, net to the holder in cash, without interest, in the case of Series I, and $15.11 per BAC, net to the holder in cash, without interest, in the case of Series II, in each case subject to increase as described below, and (b) with respect to Fund III, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996, as amended by Amendment No. 1 thereto dated November 7, 1996 (as amended, the 'Fund III Merger Agreement,' and together with the Fund I-II Merger Agreement, the 'Merger Agreements'), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ('Fund III GP,' and together with Fund I-II GP, the 'General Partners'), Watermark III Partners, L.P., ('Merger Partnership III,' and together with Merger Partnership, the 'Merger Partnerships') a Delaware limited partnership affiliated with CAPREIT, and others, which provides for the Merger (the 'Fund III Merger,' and together with the Fund I-II Merger, the 'Mergers,' and individually, a 'Merger') pursuant to which, among other things, each BAC (other than BACs held by CAPREIT or its affiliates or Fund III, if any) will be redeemed for cash in the amount of $15.73 per BAC, net to the holder in cash, without interest, subject to increase as described below, and in each case, related amendments to the respective Agreement of Limited Partnership of each Fund to authorize expressly the Mergers and the Merger Agreements and the transactions contemplated thereby. In each case, the redemption price per BAC is subject to increase based upon the amount of Available Cash (as defined in the Merger Agreements) at closing as described in more detail in the Funds' Joint Proxy Statement, dated September 20, 1996, as amended and supplemented by the Funds' Supplement thereto accompanying this amended Notice;

          2. A proposal (the 'New Partners Proposal,' and together with the Merger Proposal, the 'Transaction Proposals') with respect to each Fund, to approve in connection with a Merger (a) the sale of the 1.01% general partner interest held by such Fund's General Partner to CAPREIT GP, Inc., a newly-formed, wholly-owned subsidiary of CAPREIT ('CAPREIT GP') for $400,000, and the substitution of CAPREIT GP as general partner of such Fund in its stead, and (b) the issuance of limited partner interests in such Fund to CAPREIT or its designees in exchange for the contribution to such Fund of real property or other assets, in each case to occur concurrently with the consummation of a Merger, and related amendments to the respective Agreement of Limited Partnership of each Fund to authorize expressly the foregoing;

          3. Any adjournments of the Special Meetings to allow for the additional solicitation of BAC Holder votes in order to obtain more votes in favor of the Transaction Proposals; and

          4. Such other business as may properly come before the Special Meetings or any adjournments or postponements thereof.

     THE APPROVAL AND ADOPTION BY THE BAC HOLDERS OF EACH FUND OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM IS CONTINGENT UPON THE APPROVAL AND ADOPTION BY THE BAC HOLDERS OF SUCH FUND OF THE OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM. THE CONSUMMATION OF THE TRANSACTION PROPOSALS BY ONE FUND IS A CONDITION TO THE CONSUMMATION OF THE TRANSACTION PROPOSALS BY THE OTHER FUND, WHICH CONDITION MAY BE WAIVED BY CAPREIT IN ITS SOLE AND ABSOLUTE DISCRETION.

     The Transaction Proposals and certain related matters, including, without limitation, certain benefits to be realized by the General Partners and certain of their affiliates in connection therewith, are more fully described in the Joint Proxy Statement, dated September 20, 1996, as amended and supplemented by the Supplement thereto accompanying this Notice.

     Only BAC Holders of record as of the close of business on November 12, 1996 are entitled to notice of and to vote at the Special Meeting of BAC Holders in the Fund in which they own BACs. Approval of each of the Transaction Proposals by each Fund will require the affirmative vote of the holders of a majority of such Fund's BACs voting together as a single class.

     Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, please complete, sign and date the enclosed GOLD Proxy Card and mail it as soon as possible in the enclosed stamped, addressed return envelope or fax it to the Funds' proxy agent, MacKenzie Partners, Inc., at (212) 929-0308 to ensure that your BACs are voted at the Special Meeting. You may vote in person if you wish to do so even though you have previously sent in your Proxy.


                                          By Order of the General Partners:

                                          CRITEF ASSOCIATES LIMITED
                                            PARTNERSHIP

                                          CRITEF III ASSOCIATES LIMITED
                                            PARTNERSHIP

Rockville, Maryland
November 8, 1996

     If you have any questions or need assistance in voting your BACs, please contact MacKenzie Partners, Inc. at the toll-free number listed below.

                               MACKENZIE PARTNERS
                                156 Fifth Avenue
                               New York, NY 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

THESE TRANSACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                                THE CRI BUILDING
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852

                         ------------------------------

                                   SUPPLEMENT
                                       TO
                             JOINT PROXY STATEMENT
                                      FOR
                        SPECIAL MEETINGS OF BAC HOLDERS
                        TO BE HELD ON NOVEMBER 27, 1996
                                                                November 8, 1996

     This Supplement ('Supplement') amends and supplements the Joint Proxy Statement of Capital Realty Investors Tax Exempt Fund Limited Partnership ('Fund I-II') and Capital Realty Investors Tax Exempt Fund III Limited Partnership ('Fund III', and together with Fund I-II, the 'Funds'), dated September 20, 1996 (the 'Proxy Statement'), which was furnished to the holders ('BAC Holders') of Beneficial Assignee Certificates ('BACs') in each of the Funds in connection with the solicitation of proxies for use at the special meeting of BAC Holders of each Fund, originally scheduled for October 29, 1996, and now scheduled to be held at 1:00 p.m. and 2:00 p.m., local time, respectively, on Wednesday, November 27, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, and any adjournments or postponements thereof (the 'Special Meetings'). Each BAC Holder is entitled to one vote for each BAC held of record by such Holder at the close of business on November 12, 1996 (the 'Record Date') with respect to each of the proposals described in the Proxy Statement, as amended and supplemented by this Supplement. All capitalized terms used and not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

     BAC Holders are urged to review carefully this Supplement and the Proxy Statement. A copy of the Proxy Statement is included herewith for BAC Holders of record who were not Holders of record on September 19, 1996, and therefore may not previously have received the Proxy Statement. Additional copies of the Proxy Statement, this Supplement, or any other proxy materials may be obtained by any BAC Holder who requests a copy thereof by writing to either Fund at its address set forth above or by contacting MacKenzie Partners, Inc., the Funds' information and proxy agent, at the toll-free number listed below:

                               MACKENZIE PARTNERS
                                156 Fifth Avenue
                               New York, NY 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

     This Supplement is first being mailed to BAC Holders on or about November 9, 1996.

                         INCREASE IN REDEMPTION PRICES
                             PAYABLE TO BAC HOLDERS

     CAPREIT HAS INCREASED THE CONSIDERATION IT IS OFFERING TO BAC HOLDERS IN THE MERGERS BY AN AGGREGATE OF APPROXIMATELY $6.5 MILLION, RESULTING IN AN INCREASE IN THE REDEMPTION PRICES PAYABLE TO BAC HOLDERS IN THE MERGERS OF APPROXIMATELY $.60 PER BAC TO $15.42 PER BAC, IN THE CASE OF SERIES I, FUND I-II, $15.11 PER BAC, IN THE CASE OF FUND I-I, SERIES II, AND $15.73 PER BAC, IN THE CASE OF FUND III, IN EACH CASE SUBJECT TO INCREASE AS DESCRIBED BELOW.

     In connection with the increase in the consideration being offered in the Mergers, on November 7, 1996, the Funds, CAPREIT and the Merger Partnerships entered into amendments to the Merger Agreements (hereafter, as so amended, the 'Merger Agreements') providing for the increase in the consideration being offered pursuant thereto and, among other things, a decrease in the amounts payable to the General Partners and CRI by an aggregate of $500,000 and an extension of the Termination Date from December 31, 1996 to February 28, 1997. See 'Amendments to the Merger Agreements' below.

     AS DISCUSSED IN MORE DETAIL BELOW, DOMINIUM, WHICH WAS INSTRUMENTAL IN NEGOTIATING THE IMPROVED MERGER TERMS ON BEHALF OF THE BAC HOLDERS, NOW ENDORSES AND SUPPORTS THE MERGERS AND RELATED TRANSACTIONS AND URGES ALL BAC HOLDERS TO VOTE 'FOR' APPROVAL OF EACH OF THE TRANSACTION PROPOSALS. SEE 'RECENT DEVELOPMENTS' BELOW.

     Upon consummation of each Merger and by virtue thereof, (a) all of the BACs in the merged Fund (except as provided below) will be redeemed for cash at a Redemption Price of (i) with respect to Fund I-II, $15.42 per BAC in the case of Series I and $15.11 per BAC in the case of Series II and (ii) with respect to Fund III, $15.73 per BAC, in each case subject to increase as described below,
(b) interests in each of the Funds held by the Assignor Limited Partner of each of the Funds will be canceled and extinguished, (c) interests in each of the Funds held by CAPREIT or its designees will remain outstanding, and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by such Fund, if any, will be canceled and no consideration will be paid therefor.

     The cash consideration to be paid to the BAC Holders in the Mergers, in each case, may be increased by the amount by which Available Cash is greater than, with respect to Fund I-II, $2,606,482 in the case of Series I, and $3,869,290 in the case of Series II, and, with respect to Fund III, $5,924,228. The maximum Adjustment Amount is, with respect to Fund I-II, $476,520 (or $0.2090 per BAC) in the case of Series I and $676,901 (or $0.2090 per BAC) in the case of Series II, and, with respect to Fund III, $1,098,978 (or $0.2090 per BAC). For purposes of calculating the Adjustment Amount, Available Cash means the amount of cash and cash equivalents held by or at the direction of a Fund after deducting any amounts then owed, accrued or reserved by such Fund for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the properties securing the Mortgage Revenue Bonds held by the Funds, including accrued real estate taxes and insurance); provided, that all amounts held in tax and insurance escrows for all such properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships shall be deemed to be part of the Available Cash.

Available Cash shall include any additions to tax and insurance escrows for all of the mortgaged properties and the replacement reserves for the benefit of the Owner Partnerships, less any withdrawals from such escrows and reserves, in each case, in the ordinary course of business consistent with past practice.

     Under the Merger Agreements, CAPREIT has offered the BAC Holders, in the aggregate, approximately $168.8 million, or $15.60 per BAC, in the case of Series I of Fund I-II, $15.29 per BAC, in the case of Series II of Fund I-II, and $15.92 per BAC, in the case of Fund III, plus, in each case, the Adjustment Amount, if any. In arriving at the Redemption Prices, the consideration to be paid to the BAC Holders in the Mergers, in each case, has been reduced by the amount of fees and expenses awarded by the court to counsel for the plaintiffs in the Zakin and Wingard Actions relating to the Mergers of, assuming both Funds consummate the Mergers, $2 million in the aggregate. As a result of the foregoing, the consideration offered by CAPREIT in the Merger Agreements (assuming no Adjustment Amount) was reduced $0.18 per BAC, in the case of Series I of Fund I-II, $0.18 per BAC, in the case of Series II of Fund I-II, and $0.19 per BAC in the case of Fund III in arriving at the respective Redemption Prices.

                         VOTING PROCEDURES AND PROXIES

     If you previously returned a WHITE Proxy Card to the Funds or their proxy agent, MacKenzie Partners, or a BLUE Proxy Card to Dominium or its proxy agent, Georgeson & Co., voting 'FOR' each of the proposals set forth thereon and such Proxy Card was the last Proxy Card submitted by you, such Proxy Card will be deemed to constitute your vote of all BACs held by you as of the Record Date 'FOR' each of the proposals, as amended as described herein, although you may reaffirm your vote by completing, signing, dating and returning the enclosed GOLD Proxy Card. If you last voted on a WHITE Proxy Card or a BLUE Proxy Card, whether 'FOR' or 'AGAINST', or to 'ABSTAIN' from a vote on, any or all of the proposals and now wish to change your vote, you must vote again by completing, signing, dating and returning the enclosed GOLD Proxy Card. If you last voted 'AGAINST' the proposals or to 'ABSTAIN' on a WHITE Proxy Card or a BLUE Proxy Card and do not now wish to change your vote to a vote 'FOR' any of the proposals, no further action need be taken by you.

     IF YOU ARE UNSURE HOW YOU LAST VOTED BACS HELD BY YOU, PLEASE VOTE AGAIN BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD.

     Any proxy (whether previously voted on a WHITE Proxy Card or a BLUE (Dominium) Proxy Card or now voted on a GOLD Proxy Card) may be withdrawn or changed at any time prior to the date of the Special Meetings by completing, signing, dating and returning a new proxy indicating your changed vote. Any such withdrawal will be effective when the appropriate Fund receives a signed proxy bearing a later date. A BAC Holder may also revoke a previously delivered proxy by voting in person at the Special Meeting (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy) or by giving notice of revocation of his or her proxy at the Special Meeting. Unless revoked in the manner set forth above, the latest dated proxies, whether received prior to the date hereof or after, will be voted at the Special Meetings in accordance with the BAC Holder's instructions thereon.


     IF YOU WISH TO RECEIVE THE IMPROVED REDEMPTION PRICES DESCRIBED HEREIN, THE GENERAL PARTNERS URGE THAT YOU VOTE YOUR BACS 'FOR' THE MERGER PROPOSAL AND THE NEW PARTNERS PROPOSAL. A FAILURE TO VOTE YOUR BACS WILL CONSTITUTE A VOTE 'AGAINST' THE TRANSACTION PROPOSALS.

     Please return your Proxy Card as soon as possible in the envelope provided or by faxing your Proxy Card to MacKenzie Partners, Inc. at (212) 929-0308.

                       GENERAL PARTNERS' RECOMMENDATIONS

     FUND I-II GP, BY THE UNANIMOUS VOTE OF ITS GENERAL PARTNERS, HAS APPROVED THE FUND I-II MERGER AGREEMENT, AS AMENDED BY AMENDMENT NO. 1 THERETO DATED NOVEMBER 7, 1996, AND HAS DETERMINED THAT THE TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS OF EACH OF SERIES I AND SERIES II OF FUND I-II AND THAT THE REDEMPTION PRICES PAYABLE TO SUCH BAC HOLDERS ARE FAIR. FUND I-II GP RECOMMENDS THAT ALL BAC HOLDERS IN FUND I-II VOTE 'FOR' EACH OF THE TRANSACTION PROPOSALS TO BE VOTED ON BY THEM.

     FUND III GP, BY THE VOTE OF ITS SOLE GENERAL PARTNER, HAS APPROVED THE FUND III MERGER AGREEMENT, AS AMENDED BY AMENDMENT NO. 1 THERETO DATED NOVEMBER 7, 1996, AND HAS DETERMINED THAT THE TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS OF FUND III AND THAT THE REDEMPTION PRICE PAYABLE TO SUCH BAC HOLDERS IS FAIR. FUND III GP RECOMMENDS THAT ALL BAC HOLDERS IN FUND III VOTE 'FOR' EACH OF THE TRANSACTION PROPOSALS TO BE VOTED ON BY THEM.

     In determining that the terms of the Transactions, as improved as described herein, are fair to and in the best interests of the BAC Holders and to recommend that BAC Holders vote 'FOR' the Transaction Proposals, the General Partners, in addition to giving due consideration to and reaffirming all of the factors set forth in the Proxy Statement, noted that the improved Redemption Prices payable to the BAC Holders in the Mergers are at the high end of the range of values developed by Oppenheimer in connection with its Fairness Opinions. The General Partners also gave considerable weight to the fact that the improved Redemption Prices payable to the BAC Holders in the Mergers represent a substantial premium of approximately 31%, in the case of Fund I-II, Series I, 39%, in the case of Fund I-II, Series II, and 31%, in the case of Fund III, over the market prices of the

BACs as of September 8, 1995, the last trading day prior to the public announcement of the Mergers, and the fact that the Redemption Prices, in each case, are higher than the highest trading prices of the BACs since the BACs were listed on the AMEX in 1993.

     In arriving at their fairness determinations, the General Partners reviewed Dominium's October 16, 1996 proxy statement but did not agree with Dominium's conclusion that the prior Redemption Prices did not adequately reflect the values of the Funds. Among other things, the General Partners believe that Dominium's analysis as presented in its proxy statement of liquidation values of the properties underlying the 15 non-performing loans misapplies its consultant's analysis of appropriate capitalization rates by basing the high end of its range of values on a capitalization rate of 8% for all of the properties, when in fact, its consultant's analyses applied such capitalization rate to only two properties. The General Partners also noted that Dominium had not been able to finance an offer that would have paid BAC Holders as much as CAPREIT's improved Redemption Prices and that Dominium did not intend to make an offer for the Funds now. Therefore, the General Partners continued to support the Mergers with CAPREIT. Nevertheless, the General Partners believed that it would be reasonable to propose that CAPREIT increase the Merger consideration in view of the proxy contest and Dominium's arguments concerning the adequacy of the Merger consideration and to reduce the payments that CAPREIT is making to the General Partner and CRI by an aggregate of $500,000. The General Partners did not give any weight to the agreements and arrangements CAPREIT entered into with Dominium because the General Partners felt the prior Redemption Prices were fair and, accordingly, the General Partners believe that the improved Redemption Prices are fair.

     No facts or circumstances have come to the attention of the General Partners which would cause them to believe that any of the factors previously considered by them in arriving at their fairness determinations and recommendations are no longer true.

     CAPREIT, the Merger Partnerships and Apollo, after giving due consideration to the factors considered by the General Partners, including those factors described above, in reaching their determination as to the fairness of the Mergers, as improved, also reaffirm their conclusion that these factors provide a reasonable basis for them to conclude, as they do, that the Transactions are fair to the BAC Holders and that the applicable improved Redemption Prices payable to such BAC Holders are fair to such BAC Holders.

                         RECORD DATE AND REQUIRED VOTE

     Only BAC Holders of record as of the close of business on the Record Date, November 12, 1996, are entitled to notice of and to vote at the Special Meetings. Each BAC Holder is entitled to one vote for each BAC held of record by him or her on the Record Date. As of November 7, 1996, there were 2,280,000 Fund I-II, Series I BACs outstanding held by 1,704 BAC Holders of record, 3,238,760 Fund I-II, Series II BACs outstanding held by 2,427 BAC Holders of record, and 5,258,268 Fund III BACs outstanding held by 3,778 BAC Holders of record.

     Pursuant to the Partnership Act and the respective Partnership Agreement of each of the Funds, the approval and adoption of each proposal to be voted on by the BAC Holders of a Fund will require the affirmative vote of a majority of such Fund's limited partner interests. The Assignor Limited Partner of each Fund is the sole limited partner of such Fund. The BAC Holders of each Fund are entitled to direct the vote of the Assignor Limited Partner of such Fund and, accordingly, the approval and adoption of each proposal to be voted on by the BAC Holders of a Fund will require the affirmative vote of BAC Holders holding a majority of such Fund's BACs entitled to vote at the Special Meetings. In the case of Fund I-II, approval of each proposal will require the affirmative vote of the holders of a majority of the combined BACs of Series I and Series II voting together as a single class (i.e., at least 2,759,381 BACs in Fund I-II must be voted in favor of each proposal). Accordingly, if the holders of a majority of the BACs approve a proposal, such proposal will be deemed approved and adopted by Fund I-II irrespective of whether the holders of a majority of the BACs in either Series I or Series II failed to vote for such proposal.


     At November 8, 1996, CAPREIT held 1,000 BACs in Series I of Fund I-II, 1,000 BACs in Series II of Fund I-II, and 1,000 BACs in Fund III, all of which BACs were acquired by CAPREIT on October 25, 1996, for structuring purposes in connection with the Financing, in open-market purchases on the AMEX at a price of $14.19 per BAC, $13.75 per BAC and $14.50 per BAC, respectively. Pursuant to the terms of the Merger

Agreements, upon consummation of the Mergers, all BACs held by CAPREIT will be converted in to limited partner interests in the applicable Funds and no consideration will be paid therefor.

     CAPREIT intends to vote all of the BACs held by it (constituting less than .01% of the outstanding BACs in each Fund) 'FOR' approval of each of the proposals to be voted upon by BAC Holders.

     The Funds have been advised by Dominium that, in furtherance of its support for the improved terms of the Mergers and in accordance with its agreement with CAPREIT described below under 'Recent Developments,' it will vote the 100 BACs held by it in each of Fund I-II, Series I, Fund I-II, Series II, and Fund III (in each case, constituting less than .01% of the outstanding BACs in such Series or Fund), 'FOR' approval of each of the proposals to be voted upon by BAC Holders.

                      AMENDMENTS TO THE MERGER AGREEMENTS

     On November 7, 1996, the parties to each of the Merger Agreements entered into an amendment to such Merger Agreement to provide for, among other things,
(i) the increase in the gross consideration being offered by CAPREIT to the BAC Holders in the Mergers to $15.60 per BAC in the case of Fund I-II, Series I, $15.29 per BAC in the case of Fund I-II, Series II, and $15.92 per BAC in the case of Fund III; (ii) a decrease in the amount of consideration payable to each General Partner for its General Partner interest in its respective Fund from $500,000 to $400,000; (iii) a decrease in the aggregate amount of consideration payable to CRI for its Accrued Servicing Fees from $1,950,000 to $1,650,000; and
(iv) an extension of the Termination Date to February 28, 1997 from December 31, 1996 and in connection therewith, an amendment to the condition to each Merger Partnership's obligation to consummate the Mergers and the related transactions, which condition must be satisfied or waived, to provide that the aggregate amount of Available Cash at Closing shall not be less than, from January 1, 1997 through January 31, 1997, $2,322,720, in the case of Fund I-II, Series I, $3,448,200, in the case of Fund I-II, Series II and $5,279,080, in the case of Fund III, and from February 1, 1997 through February 28, 1997, $2,312,220, in the case of Fund I-II, Series I, $3,433,200, in the case of Fund I-II, Series II and $5,254,580, in the case of Fund III.

     The foregoing description of the amendments to the Merger Agreements is a summary only and is qualified in its entirety by reference to the full text of such amendments to the Merger Agreements, copies of which are attached to this Supplement as Exhibits 1 and 2, respectively, and incorporated herein by reference.


                           THE TRANSACTION PROPOSALS

     In order to include the above-described Amendments to the Merger Agreements, each of the Merger Proposal and the New Partner Proposal, as originally set forth in the Proxy Statement and accompanying Notice, is hereby amended to provide as follows:

     1. 'Merger Proposal. A proposal to approve and adopt (a) with respect to Fund I-II, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996, as amended by Amendment No. 1 thereto dated November 7, 1996, among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II , and Watermark Partners, L.P., a Delaware limited partnership, and others, which provides for the merger of Merger Partnership into Fund I-II, and (b) with respect to Fund III, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996, as amended by Amendment No. 1 thereto dated November 7, 1996, among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III , and Watermark III Partners, L.P., a Delaware limited partnership, and others, which provides for the merger of Merger Partnership III into Fund III and, in each case, certain amendments to the respective Agreement of Limited Partnership of each of the Funds to authorize expressly the foregoing;' and

     2. 'New Partner Proposal. A proposal to approve, with respect to each Fund, (a) the sale of the 1.01% general partner interest held by such Fund's General Partner to a newly-formed, wholly-owned subsidiary of CAPREIT, in exchange for $400,000 each, and the substitution of CAPREIT GP as general partner of such Fund in its stead, and (b) the issuance of limited partner interests in such Fund to CAPREIT or its designees in exchange for the contribution to such Fund of real property or other assets, which sale of the general partner interests and issuance of limited partner interests shall occur concurrently with the Mergers, and certain amendments to the respective Partnership Agreements of each of the Funds to authorize expressly the foregoing.' As a result of the sale of the general partner interest in each Fund by the respective General Partner and the substitution of CAPREIT GP as general partner in each of the Funds, the General Partners will cease to have any partnership interest in the Funds.

                              RECENT DEVELOPMENTS

     The following updates and supplements the sections of the Proxy Statement captioned 'Background of the Mergers' and 'Litigation' with respect to certain developments in connection with the Mergers or the Funds since the date of the Proxy Statement through the date of this Supplement:

     The Funds commenced mailing their Proxy Statement and related proxy materials to BAC Holders in connection with their solicitation of BAC Holder approval for the Transactions on September 23, 1996.

     On September 27, 1996, Dominium sent a letter to all BAC Holders voicing its opposition to the Mergers. Thereafter, on September 30 and October 1, 1996, Dominium filed its preliminary proxy materials with the Commission and publicly announced that it would be soliciting proxies against the Mergers.

     In response to Dominium's September 27 letter, on October 3, 1996, the General Partners, CRI, the Funds and CAPREIT filed an action against Dominium and its principals in the United States District Court for the Southern District of New York (Civ. Action No. 96 CIV 7684) alleging, among other things, that Dominium and its principals were engaged in improper proxy solicitations and had made false and misleading statements in violation of Federal securities laws. The plaintiffs sought, among other things, an order barring the defendants from soliciting BAC Holders prior to providing them with a proxy statement and requiring Dominium to issue corrective disclosure with respect to, among other things, its implication that it was intending to propose an alternative offer to the BAC Holders. On October 11, 1996, the U.S. District Court conducted a hearing on plaintiffs' motion for a preliminary injunction, and on October 15, 1996, issued its opinion denying the plaintiffs' motion on the grounds that it found no irreparable harm.

     On September 27, 1996, the same day it mailed its first letter to BAC Holders, Dominium filed an action in Federal District Court for the District of Minnesota (Civ. Action No. 4-96 CIV 956) against Dockser, Willoughby, CRI, the Funds and the General Partners alleging that the Proxy Statement was false and misleading in violation of Federal securities laws. Dominium also moved for expedited discovery and a briefing order for a preliminary injunction motion (which it never made). The defendants in the Minnesota action denied the allegations and asserted various defenses, including, among others, that Dominium's claims were barred by the settlement of the Zakin and Wingard class action litigations relating to the Mergers. The defendants also moved to disqualify Faegre & Benson, Dominium's principal law firm, on the grounds that Faegre & Benson had a conflict of interest by virtue of its concurrent representation of Dominium and various entities which are participants in the Financing for the Mergers.

     On October 8, 1996, the defendants in the Minnesota action filed with the Delaware Court of Chancery an Emergency Motion to Enforce the Court's Final Order to enjoin Dominium from violating the Final Order entered in the Zakin and Wingard Actions and for civil contempt on the grounds that Dominium was a class member in the Zakin and Wingard Actions and had not opposed or opted out of the proposed class settlement and was therefore bound by the settlement of those actions.

     On October 17, 1996, the Minnesota court issued a decision in the Minnesota action denying Dominium's motion for expedited discovery, finding, among other things, that Dominium already had virtually all of the information it sought and that Dominium was unlikely to prevail in its argument that its claims were not barred by the settlement reached in the Zakin and Wingard Actions.

     On October 17, 1996, counsel for CAPREIT advised the Delaware court that, in light of the ruling in Minnesota, it no longer sought any relief from the Delaware court.

     On October 16, 1996, Dominium mailed its definitive proxy materials to BAC Holders. Dominium's proxy materials confirmed that Dominium was not making, and had no current plans to make, a superior proposal, or indeed any proposal, for an acquisition of the Funds. In its proxy materials, Dominium stated that it was soliciting proxies in opposition to the Mergers because, among other things, it believed that the consideration then being offered to the BAC Holders in the Mergers did not maximize BAC Holder values and that it believed there might be alternatives to the Mergers in which BAC Holders might realize higher values.

     On October 28, 1996, the General Partners postponed the Special Meetings, which had been scheduled to be held on October 29, 1996, until November 8, 1996, in an effort to afford BAC Holders the opportunity to resolve any confusion resulting from the competing claims of the General Partners and Dominium and to provide additional time for BAC Holders to vote their BACs. As of the close of business on November 6, 1996, the day prior to the Funds' public announcement of the increase in the Merger consideration, Fund I-II had received proxies from the holders of approximately 62% of the outstanding BACs in such Fund eligible to vote, approximately 69.7% of which proxies (representing approximately 43% of the outstanding BACs of such Fund) had been voted in favor of the Merger, and Fund III had received proxies from holders of approximately 63% of the outstanding BACs in such Fund eligible to vote, approximately 71.8% of which proxies (representing approximately 45% of the outstanding BACs of such Fund) had been voted in favor of the Merger.

     Following the postponement of the Special Meetings, CAPREIT and the General Partners discussed the possibility of CAPREIT's increasing the consideration that it was offering to BAC Holders in the Mergers. At this time, CAPREIT also approached Dominium in an attempt to settle its differences with Dominium and the outstanding litigations between them and to solicit Dominium's support for the improved Merger terms it was considering. Over the course of several days, CAPREIT negotiated with the General Partners and Dominium in an effort to reach an agreement on improved Merger terms and on November 6, 1996, CAPREIT agreed with the General Partners to increase the aggregate consideration that it was offering BAC Holders in the Mergers by approximately $6.5 million (or approximately $0.60 per BAC) and the General Partners and CRI agreed to reduce by an aggregate of $500,000 the amounts to be paid the General Partners and CRI upon the Mergers.

     Dominium advised CAPREIT that, in its view, the agreed upon increased Merger consideration maximized BAC Holder values, and that it would endorse and support the Mergers if the Merger Agreements were amended to incorporate the increased consideration.

     In connection with CAPREIT's agreement to increase its Merger offer and the execution of the Amendment to the Merger Agreements, on November 6, 1996, CAPREIT and Dominium entered into a settlement agreement pursuant to which, among other things, (i) each of the parties and certain of their affiliates and the Funds agreed to settle the various lawsuits among them and to release all claims against the other arising from or relating to such actions, the Mergers and the related transactions and their respective proxy solicitation efforts;
(ii) CAPREIT agreed to pay Dominium $500,000 upon signing of the Agreement and to pay $2.5 million into escrow to be held in escrow for a period of up to two years and to be paid to Dominium upon BAC Holder approval of the Mergers or if CAPREIT otherwise acquires control of the Funds, in consideration for Dominium's efforts in negotiating an increase in the consideration being offered by CAPREIT in the Mergers and the costs Dominium incurred in attempting to make a superior offer and soliciting proxies in opposition to the Mergers; and (iii) Dominium agreed to support the Mergers and related transactions, cease its solicitation of proxies in opposition to the Mergers, and assist CAPREIT and the Funds in soliciting proxies in favor of the Mergers.

                                   FINANCING

     The amount required to pay the increase in the Redemption Prices and related additional costs and expenses, including additional solicitation costs, is expected to be approximately $6.8 million. The funds required to pay such amount, as well as the amounts to be paid to Dominium pursuant to its settlement agreement with CAPREIT, will be provided by an additional equity contribution by CAPREIT.

                                   *  *  *  *

     THE VOTE OF EVERY BAC HOLDER IS IMPORTANT. THE GENERAL PARTNERS URGE EACH BAC HOLDER TO VOTE 'FOR' THE TRANSACTION PROPOSALS. ALL BAC HOLDERS ARE URGED TO VOTE BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED GOLD PROXY CARD PROMPTLY. ANY BAC HOLDER WHO HAS NOT PREVIOUSLY LAST VOTED 'FOR' THE MERGER PROPOSAL AND THE NEW PARTNER PROPOSAL ON A WHITE PROXY CARD OR A BLUE PROXY CARD PREVIOUSLY SENT TO HIM OR HER, MUST VOTE AGAIN ON THE ENCLOSED GOLD PROXY CARD FOR HIS OR HER VOTE TO COUNT AS A VOTE 'FOR' THE MERGER. ANY BAC HOLDER WHO IS UNSURE AS TO HIS OR HER LAST PREVIOUS VOTE IS URGED TO VOTE AGAIN ON THE ENCLOSED GOLD PROXY CARD.

     THE GENERAL PARTNERS APPRECIATE YOUR SUPPORT AND COOPERATION.

     If you have any questions or need assistance in voting your BACs, please contact MacKenzie Partners, Inc. at the toll-free number listed below:

                               MACKENZIE PARTNERS
                                156 Fifth Avenue
                               New York, NY 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

                                                                       EXHIBIT 1

     This AMENDMENT NO. 1 made as of the 7th day of November, 1996, among WATERMARK PARTNERS, L.P., a Delaware limited partnership, CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, a Delaware limited partnership ('CRITEF'), CRITEF ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, and the other persons listed on the signature page hereof.

     WHEREAS, the parties hereto entered into the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the 'Merger Agreement');

     WHEREAS, the parties have agreed to increase the redemption prices payable to the holders of Beneficial Assignee Certificates issued by CRITEF, and in connection therewith, the parties deem it necessary and appropriate to amend certain provisions of the Merger Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Section 2.1.1(a) of the Merger Agreement is hereby amended and restated as follows:

          '2.1.1 (a) Each Beneficial Assignee Certificate ('BAC') (other than any BACs held by CAPREIT or its affiliates or the Partnership) which represents the assignment of one unit of beneficial interest of the limited partnership interest in the Partnership issued to the Assignor Limited Partner, together with the underlying limited partner interest, shall be canceled and extinguished and converted into and represent the right to receive an amount per BAC in cash equal to $15.60, in the case of Series I, and $15.29, in the case of Series II, subject to adjustment, in each case, as set forth in subsection (b) or (c) below (the 'Merger Consideration').'

     2. Section 2.3 of the Merger Agreement is hereby amended and restated as follows:

          '2.3 Purchase of the General Partner Interest. Concurrently with the Effective Time, the Partnership GP shall sell, convey and transfer to a newly-formed, wholly-owned subsidiary of CAPREIT (which shall thereupon be the substitute general partner, with the Partnership GP withdrawing as general partner), for the sum of $400,000, in cash, the 1.01% general partner interest in the Partnership held by it. The parties acknowledge that the obligation of the Partnership GP to transfer such general partner interest and the withdrawal and substitution of the general partner pursuant to this Section 2.3 are subject to the closing of the Merger, and shall not be effective if the Merger shall not occur.'

     3. Section 7.12(a) of the Merger Agreement is hereby amended and restated as follows:

          '7.12 Acquisition. (a) On the Closing Date, C.R.I., Inc. ('CRI') shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which the mortgage servicing and administrative fees are payable to CRI by the owners of the Mortgaged Properties, including the right to all fees thereunder for a price of $432,960, in the case of Series I, and, $652,245, in the case of Series II, in cash, payable to CRI for servicing and administrative fees accrued through June 30, 1995.'

     4. Section 8.3.13 shall be amended and restated as follows:

          '8.3.13 The amount of, Available Cash shall not be less than, (i) from the date hereof through November 30, 1996, $2,354,240, in the case of Series I, and $3,494,400 in the case of Series II, (ii) from December 1, 1996 through December 31, 1996, $2,333,220, in the case of Series I, and $3,463,200, the case of Series II, (iii) from January 1, 1997 through January 31, 1997, $2,322,720, in the case of Series I, and $3,448,200, the case of Series II, and (iv) from February 1, 1997 through February 28, 1997, $2,312,220, in the case of Series I, and $3,433,200, the case of Series II.

     5. The definition of Termination Date set forth in Section 10.2 shall be February 28, 1997.

     6. Except as specifically amended hereby, each and every other term of the Merger Agreement shall remain in full force and effect in accordance with its terms.

     7. This agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and each party may execute this agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

WATERMARK PARTNERS, L.P.
By: Capital Apartment Properties, Inc.,
    its general partner
By: /s/ Richard L. Kadish
    Name: Richard L. Kadish
    Title: President

CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
By: CRITEF Associates Limited Partnership,
    its general partner
By: C.R.I., Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRITEF ASSOCIATES LIMITED PARTNERSHIP
By: C.R.I., Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board


C.R.I., INC.
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

WILLIAM B. DOCKSER
By: /s/ William B. Dockser

H. WILLIAM WILLOUGHBY
By: /s/ H. William Willoughby

CAPITAL APARTMENT PROPERTIES, INC.
By: /s/ Richard L. Kadish
    Name: Richard L. Kadish
    Title: President

CRICO OF FOUNTAIN PLACE LIMITED PARTNERSHIP
By: CRICO of Fountain Place, Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF ROYAL OAKS LIMITED PARTNERSHIP
By: CRICO of Royal Oaks, Inc.,
    its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
By: CRICO of Trailway Pond I, Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF VALLEY CREEK I LIMITED PARTNERSHIP
By: CRICO of Valley Creek I, Inc.,
    its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF WHITE BEAR WOODS I LIMITED PARTNERSHIP
By: CRICO of White Bear Woods I, Inc.,
    its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF ETHAN'S I LIMITED PARTNERSHIP
By: CRICO of Ethan's I, Inc.,
    its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF JAMES STREET CROSSING LIMITED PARTNERSHIP
By: CRICO of James Steet, Inc.,
    its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
By: CRICO of Trailway Pond II, Inc.,
    its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

                                                                       EXHIBIT 2

     This AMENDMENT NO. 1 made as of the 7th day of November, 1996, among WATERMARK III PARTNERS, L.P., a Delaware limited partnership, CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP, a Delaware limited partnership ('CRITEF III'), CRITEF III ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, and the other persons listed on the signature page hereof.

     WHEREAS, the parties hereto entered into the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996 (the 'Merger Agreement');

     WHEREAS, the parties have agreed to increase the redemption prices payable to the holders of Beneficial Assignee Certificates issued by CRITEF, and in connection therewith, the parties deem it necessary and appropriate to amend certain provisions of the Merger Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Section 2.1.1(a) of the Merger Agreement is hereby amended and restated as follows:

          '2.1.1 (a) Each Beneficial Assignee Certificate ('BAC') (other than any BACs held by CAPREIT or its affiliates or the Partnership) which represents the assignment of one unit of beneficial interest of the limited partnership interest in the Partnership issued to the Assignor Limited Partner, together with the underlying limited partner interest, shall be canceled and extinguished and converted into and represent the right to receive an amount per BAC in cash equal to $15.92, subject to adjustment as set forth in subsection (b) or (c) below (the 'Merger Consideration').'

     2. Section 2.3 of the Merger Agreement is hereby amended and restated as follows:

          '2.3 Purchase of the General Partner Interest. Concurrently with the Effective Time, the Partnership GP shall sell, convey and transfer to a newly-formed, wholly-owned subsidiary of CAPREIT (which shall thereupon be the substitute general partner, with the Partnership GP withdrawing as general partner), for the sum of $400,000 in cash, the 1.01% general partner interest in the Partnership held by it. The parties acknowledge that the obligation of the Partnership GP to transfer such general partner interest and the withdrawal and substitution of the general partner pursuant to this Section 2.3 are subject to the closing of the Merger, and shall not be effective if the Merger shall not occur.'

     3. Section 7.12(a) of the Merger Agreement is hereby amended and restated as follows:

          '7.12 Acquisition. (a) On the Closing Date, C.R.I., Inc. ('CRI') shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which the mortgage servicing and administrative fees are payable to CRI by the owners of the Mortgaged Properties, including the right to all fees thereunder for a price of $564,795, in cash, payable to CRI for servicing and administrative fees accrued through June 30, 1995.'

     4. Section 8.3.13 shall be amended and restated as follows:

          '8.3.13 The amount of Available Cash shall not be less than, (i) from the date hereof through November 30, 1996, $5,351,360, (ii) from December 1, 1996 through December 31, 1996, $5,303,580, (iii) from January 1, 1997 through January 31, 1997, $5,279,080, and (iv) from February 1, 1997 through February 28, 1997, $5,254,580.'

     5. The definition of Termination Date set forth in Section 10.2 shall be February 28, 1997.

     6. Except as specifically amended hereby, each and every other term of the Merger Agreement shall remain in full force and effect in accordance with its terms.

     7. This agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and each party may execute this agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WATERMARK III PARTNERS, L.P.
By: Capital Apartment Properties, Inc.,
    its general partner
By: /s/ Richard L. Kadish
    Name: Richard L. Kadish
    Title: President

CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP
By: CRITEF III Associates Limited Partnership,
    its general partner
By: C.R.I., Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRITEF III ASSOCIATES LIMITED PARTNERSHIP
By: C.R.I., Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

C.R.I., Inc.
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board


WILLIAM B. DOCKSER
/s/ William B. Dockser

H. WILLIAM WILLOUGHBY
/s/ H. William Willoughby

CAPITAL APARTMENT PROPERTIES, INC.
By: /s/ Richard L. Kadish
    Name: Richard L. Kadish
    Title: President

GEARY COURTYARD ASSOCIATES
By: CRICO of Geary Courtyard, Inc.,
    its general partner
    By: /s/ William B. Dockser
        Name: William B. Dockser
        Title: Chairman of the Board

CRICO OF ETHAN'S II LIMITED PARTNERSHIP
By: CRICO of Ethan's II, Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF REGENCY WOODS LIMITED PARTNERSHIP
By: CRICO of Regency Woods, Inc.,
    its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF OCEAN WALK LIMITED PARTNERSHIP
By: CRICO of Ocean Walk, Inc.,
    its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF VALLEY CREEK II LIMITED PARTNERSHIP
By: CRICO of Valley Creek II, Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

CRICO OF WOODLANE PLACE LIMITED PARTNERSHIP
By: CRICO of Woodlane Place, Inc., its general partner
By: /s/ William B. Dockser
    Name: William B. Dockser
    Title: Chairman of the Board

                                                    PROXY
/x/ PLEASE MARK YOUR VOTE AS IN      CAPITAL REALTY INVESTORS TAX EXEMPT FUND
    THIS EXAMPLE                           LIMITED PARTNERSHIP, SERIES I

                    The General Partner Recommends a Vote FOR
                               Proposals 1, 2 & 3

     The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II"), Series I, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 1:00 p.m., local time, on November 27, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II, AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP AND THE SUPPLEMENT THERETO.

     Change of address?
/x/  Check this box and insert new address below:

     ____________________________________________________________

                                                         For   Against   Abstain
1. MERGER PROPOSAL. Approve and adopt the Fourth         / /     / /       / /
   Amended and Restated Agreement and Plan of
   Merger, dated as of August 21, 1996, as amended
   (the "Merger Agreement"), among Fund I-II,
   CRITEF Associates Limited Partnership,
   Watermark Partners, L.P. and others, and any amendments to the Agreement of Limited
   Partnership of Fund I-II necessary to authorize expressly the foregoing.

2. NEW PARTNERS PROPOSAL. Approve (a) the sale by        / /     / /       / /
   the current general partner of Fund I-II of its general partner interest in Fund I-II to CAPREIT GP, Inc., a wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance of limited partner interests in Fund I-II to CAPREIT or its designees in exchange for the contribution to Fund I-II of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of Fund I-II necessary to authorize expressly the foregoing.

3. APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING        / /     / /       / /
   TO SOLICIT ADDITIONAL VOTES. Approve the adjournment of the Special Meeting to solicit additional votes in favor of Proposals 1 and 2.

     The approval of the Merger Proposal is conditioned upon the approval of the New Partners Proposal and the approval of the New Partners Proposal is conditioned upon the approval of the Merger Proposal. If the BAC Holders in a Fund approve both the Merger Proposal and the New Partners Proposal to be voted upon by them, but the BAC Holders in the other Fund do not approve the similar proposals with respect to such Fund to be voted upon by them, CAPREIT, in its sole discretion, may elect to consummate the Merger with the Fund whose BAC Holders have approved the proposals.

          Please be sure to sign and date this Proxy in the box below.

____________   _____________________________   _____________________________
Date           Stockholder sign above          Co-Holder (if any) sign above

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

     THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES I

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                     THE GENERAL PARTNER RECOMMENDS THAT YOU
                      SIGN, DATE AND MAIL THIS PROXY TODAY

                                                    PROXY
/x/ PLEASE MARK YOUR VOTE AS IN       CAPITAL REALTY INVESTORS TAX EXEMPT FUND
    THIS EXAMPLE                           LIMITED PARTNERSHIP, SERIES II

                    The General Partner Recommends a Vote FOR
                               Proposals 1, 2 & 3

     The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II"), Series II, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 1:00 p.m., local time, on November 27, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II, AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP AND THE SUPPLEMENT THERETO.

     Change of address?
/x/  Check this box and insert new address below:

     ____________________________________________________________

                                                         For   Against   Abstain
1. MERGER PROPOSAL. Approve and adopt the Fourth         / /     / /       / /
   Amended and Restated Agreement and Plan of
   Merger, dated as of August 21, 1996, as amended
   (the "Merger Agreement"), among Fund I-II,
   CRITEF Associates Limited Partnership,
   Watermark Partners, L.P. and others, and any amendments to the Agreement of Limited
   Partnership of Fund I-II necessary to authorize expressly the foregoing.

2. NEW PARTNERS PROPOSAL. Approve (a) the sale by        / /     / /       / /
   the current general partner of Fund I-II of its general partner interest in Fund I-II to CAPREIT GP, Inc., a wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance of limited partner interests in Fund I-II to CAPREIT or its designees in exchange for the contribution to Fund I-II of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of Fund I-II necessary to authorize expressly the foregoing.

3. APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING        / /     / /       / /
   TO SOLICIT ADDITIONAL VOTES. Approve the adjournment of the Special Meeting to solicit additional votes in favor of Proposals 1 and 2.

     The approval of the Merger Proposal is conditioned upon the approval of the New Partners Proposal and the approval of the New Partners Proposal is conditioned upon the approval of the Merger Proposal. If the BAC Holders in a Fund approve each of the Merger and the New Partners proposals to be voted upon by them, but the BAC Holders in the other Fund do not approve the similar proposals with respect to such Fund to be voted upon by them, CAPREIT, in its sole discretion, may elect to consummate the Merger with the Fund whose BAC Holders have approved the proposals.

          Please be sure to sign and date this Proxy in the box below.

____________   _____________________________   _____________________________
Date           Stockholder sign above          Co-Holder (if any) sign above

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

     THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES II

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                     THE GENERAL PARTNER RECOMMENDS THAT YOU
                      SIGN, DATE AND MAIL THIS PROXY TODAY

                                                        PROXY
/x/  PLEASE MARK YOUR VOTE AS       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
     IN THIS EXAMPLE                             LIMITED PARTNERSHIP

                   The General Partner Recommends a Vote FOR
                               Proposals 1, 2 & 3

     The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III"), which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 2:00 p.m., local time, on November 27, 1996, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852 and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II, AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP AND THE SUPPLEMENT THERETO.

     Change of address?
/x/  Check this box and insert new address below:

     ____________________________________________________________

                                                         For   Against   Abstain
1. MERGER PROPOSAL. Approve and adopt the Fourth         / /     / /       / /
   Amended and Restated Agreement and Plan of
   Merger, dated as of August 21, 1996, as amended
   (the "Merger Agreement"), among Fund III,
   CRITEF III Associates Limited Partnership,
   Watermark III Partners, L.P. and others, and any amendments to the Agreement of Limited
   Partnership of Fund III necessary to authorize expressly the foregoing.

2. NEW PARTNERS PROPOSAL. Approve (a) the sale by        / /     / /       / /
   the current general partner of Fund III of its general partner interest in Fund III to CAPREIT GP, Inc., a wholly-owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT"), and (b) the issuance of limited partner interests in Fund III to CAPREIT or its designees in exchange for the contribution to the Fund of real property or other assets, and in each case, any amendments to the Agreement of Limited Partnership of Fund III necessary to authorize expressly the foregoing.

3. APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING        / /     / /       / /
   TO SOLICIT ADDITIONAL VOTES. Approve the adjournment of the Special Meeting to solicit additional votes in favor of Proposals 1 and 2.

     The approval of the Merger Proposal is conditioned upon the approval of the New Partners Proposal and the approval of the New Partners Proposal is conditioned upon the approval of the Merger Proposal. If the BAC Holders in a Fund approve both the Merger Proposal and the New Partners Proposal to be voted upon by them, but the BAC Holders in the other Fund do not approve the similar proposals with respect to such Fund to be voted upon by them, CAPREIT, in its sole discretion, may elect to consummate the Merger with the Fund whose BAC Holders have approved the proposals.

          Please be sure to sign and date this Proxy in the box below.

____________   _____________________________   _____________________________
Date           Stockholder sign above          Co-Holder (if any) sign above

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

     THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                         LIMITED PARTNERSHIP, SERIES III

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

                     THE GENERAL PARTNER RECOMMENDS THAT YOU
                      SIGN, DATE AND MAIL THIS PROXY TODAY